UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 8, 2004
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

430 Cambridge Avenue, Suite 110
Palo Alto, California    94306
(Address of principal executive offices including zip code)

(650) 322-8108
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

1. On October 8, 2004, Digital Video Systems, Inc. (the "Company") received a letter (the "Letter") from The Nasdaq Stock Market ("Nasdaq") Staff (the "Staff") stating that the Staff has determined that the Company violated Marketplace Rules 4350(i)(1)(D)(ii) - Shareholder Approval and 4310(c)(17)(D) - Qualification Requirements for Domestic and Canadian Securities by repricing warrants issued in a July 2003 private placement transaction. Accordingly, the Staff determined that the Company's securities will be delisted from The Nasdaq SmallCap Market at the opening of business on October 19, 2004.

The Company intends to appeal the Staff's determination to a Listing Qualifications Panel (the "Panel"). Pending the appeal, shares of the Company's common stock will continue to trade on The Nasdaq SmallCap Market. In the event that the Company's securities are delisted from The Nasdaq SmallCap Market, the Company expects that the Company's securities will eligible for quotation on the OTC Bulletin Board.

2. In the Letter, the Staff stated it had determined that the Company had violated Marketplace Rule 4350(i)(1)(A) - Shareholder Approval by issuing warrants to directors and consultants on September 1, 2003 for a total of 310,000 shares of the Company's common stock. The Company intends to seek shareholder approval of the issuance of such warrants at its next annual meeting of stockholders, and the Company has notified the warrantholders that the warrants cannot be exercised until stockholder approval is obtained. The Staff noted in the letter that the Staff believes that the Company has taken appropriate action to remedy this deficiency at its next annual meeting.

3. The Staff also noted in the Letter that if the Company appeals the Staff's delisting determination to the Panel, the Company will need to address the following items with the Panel:

a. The Staff notified the Company on August 19, 2004, that the Staff determined that the Company had violated Marketplace Rule 4310(c)(2)(B) - Qualification Requirements for Domestic and Canadian Securities by not meeting the minimum $2,500,000 stockholders' equity requirement for continued listing. Subsequently, the Staff has communicated to the Company that the Company may have provided a definitive plan enabling the Company to regain and sustain compliance with this rule.

b. The Staff notified the Company on August 19, 2004, that the Staff determined that the Company had violated Marketplace Rules 4350-1(c) - Independent Directors and 4350-1(d)(2) - Audit Committee by not maintaining a sufficient number of independent directors on its Board of Directors to satisfy the Audit Committee requirement to have at least three independent directors on the Audit Committee. The Company has informed the Staff that the Company expects to offer a full slate of directors at its annual meeting and will be able to comply with such requirements. Subsequently, on September 24, 2004, the Staff granted the Company an extension until its annual meeting on October 28, 2004 to regain compliance with these requirements.

c. As reported on a Form 8-K filed by the Company on August 30, 2004, the Staff notified the Company on August 27, 2004, that the Company was not in compliance with Marketplace Rule 4310(c)(4) - Qualification Requirements for Domestic and Canadian Securities because for previous 30 consecutive business days the bid price of the Company's common stock had closed below the minimum $1.00 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Thomas A. Spanier Thomas A. Spanier Chief Executive Officer

Date: October 12, 2004